Exhibit 99.1

Forest City Enterprises, Inc.

Supplemental Package

Years ended January 31, 2004 and 2003

Forest City Enterprises, Inc.
Years Ended January 31, 2004 and 2003
Supplemental Operating Data

NYSE: FCEA, FCEB

Index

Corporate Overview	2
Operating and Other Data
Occupancy	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Data-Detail	6
Reconcilation of NOI to Net Earnings	7
Lease Expiration Schedules	8-9
Significant Tenant Listings	10-11
Development Pipeline	12-14
Debt Maturity	15
Supplemental Financial Information
Forest City Enterprises, Inc.
Consolidated Balance Sheet Information	16
Consolidated Earnings Information	17-18
Investment In and Advances to Real Estate Affiliates	19
Real Estate and Related Nonrecourse Mortgage Debt	20-21
Forest City Rental Properties Corporation
Consolidated Balance Sheet Information	22
Consolidated Earnings Information	23-24
Real Estate Activity	25-26
Results of Operations
Results of Operations Summary	27
Reconciliation of Net Earnings to EBDT	28-29
Summary of EBDT	30-35

Statements made here that are our intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that our results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, real estate development and investment risks, economic conditions in our target markets, reliance on major tenants, the impact of terrorist acts, our substantial leverage and the ability to service debt, guarantees under our credit facility, changes in interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, significant geographic concentration, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, competition, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks and other risk factors as disclosed from time to time in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the year ended January 31, 2003.

Corporate Overview

Corporate Description

Founded in 1920 and publicly traded since 1960, we are principally engaged in the ownership, development, management and acquisition of commercial and residential teal estate properties in 20 states and the District of Columbia. At January 31, 2004, we had approximately $5.9 billion in total assets. We have a portfolio of real estate assets diversified both geographically and among property types. We operate our business through four strategic business units:

•	Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office buildings, hotels and mixed-use projects;

•	Residential Group owns, develops, acquires and operates residential rental properties, including upscale and middle-market apart ments, adaptive re-use developments and supported-living facilities;

•	Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects; and

•	Lumber Trading Group, a lumber wholesaler.

Operating and Financial Information

Financial Measures

Generally, we believe the financial measures presented under the pro-rata consolidation method, EBDT presented on a consolidated level and comparable NOI, which are non-GAAP financial measures, mentioned above, provide supplemental information about our operations, and along with net earnings and other GAAP financial measures, are necessary to understand our operating results. We believe our investors use these non-GAAP financial measures as a supplementary measure to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

EBDT

Along with net earnings, we use an additional measure, Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT), to report our business operating results. EBDT presented on a consolidated level is a non-GAAP financial measure and may not be directly comparable to similarly-titled measures reported by other companies. We believe that EBDT provides us, as well as our investors, additional information about our core business operations and, along with net earnings, is necessary to understand our business and operating results. While property dispositions, acquisitions or other factors can affect net earnings in the short term, we believe EBDT gives a more consistent view of our core business’ overall financial performance from quarter to quarter and year to year. EBDT is used by management assess operating performance and resource allocations by segment and on a consolidated basis. EBDT is similar to Funds From Operations (FFO), a measure of performance used on publicly traded Real Estate Investment Trusts (REITs), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 27-29 for additional discussion of EBDT as well as a reconciliation of EBDT to Net Earnings.)

Pro-Rata Method

This supplemental package contains certain financial measures prepared in accordance with the full consolidation accounting method, which are financial measures presented in accordance with Generally Accepted Accounting Principles (GAAP), and certain financial measures prepared in accordance with the pro-rata method, which are non-GAAP financial measures. We present certain financial amounts under the pro-rata method, because we believe that this method more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of sharing risk. Under the pro-rata consolidation method, we present our investments proportionate to our share of ownership, except for our syndicated residential properties, which are accounted for on the equity method of accounting under both consolidation methods. Under GAAP, the full consolidation method is used to report partnership assets and liabilities as consolidated at 100% if deemed to be under our control, even if our ownership is not 100%. We provide a reconciliation to the full consolidation method when the pro-rata consolidation method is used throughout our supplemental package.

Operating Information

The operating data contained in this document includes: occupancy data, comparable net operating income (NOI), retail and office lease expirations, significant retail and office tenant listings and schedule of debt maturities. The term “comparable”, which is used throughout this document, is defined as including properties that were opened and operated in both the fiscal years ended January 31, 2004 and 2003.

We believe occupancy rates, retail and office lease expirations and significant retail and office tenant listings represent meaningful operating statistics about our company. This information will give interested parties a greater understanding and more information about the operating performance of our company.

Comparable NOI is a non-GAAP financial Measure. We believe comparable NOI is useful to our company and our investors because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed on page 27) is used to assess operating performance and resource allocation of our core business operations. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of Forest City’s overall financial performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and a reconciliation from NOI to comparable NOI are provided on pages 6 and 7 of this document.

Corporate Office

Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113

SEC Form on 10-K

A copy of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net

Website
www.forestcity.net

The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.

Investor Relations

Thomas G. Smith, Executive Vice President
Chief Financial Officer

Thomas T. Kmiecik
Assistant Treasurer
(216) 621-6060

Transfer Agent and Registrar

National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, Ohio 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com

Stock Exchange Listing
NYSE: FCEA and FCEB

Dividend Reinvestment and Stock Purchase Plan

The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

Operating and Other Data

Forest City Enterprises, Inc.
Operating and Other Data

Occupancy Data - January 31, 2004 and 2003

We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	YTD	As of	YTD
	January 31, 2004	January 31, 2004	January 31, 2003	January 31, 2003
Retail
Comparable	92.2%	91.6%	91.0%	91.6%
Total	91.8%	91.0%	94.0%	90.8%
Office
Comparable	91.7%	91.8%	92.0%	93.1%
Total	92.2%	87.6%	92.4%	91.2%
Residential
Comparable	90.7%	91.8%	91.2%	92.7%
Total	90.3%	88.9%	89.7%	83.2%
Hotels
Comparable		71.2%		72.5%
ADR		$141.29		$141.60

Notes:

Retail and office occupancy as of January 31, 2004 and 2003 is based on square feet leased at the end of the fiscal year. Average Occupancy YTD for January 31, 2004 and 2003 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period, by two. Residential occupancy as of January 31, 2004 and 2003 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2004 and 2003 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (ADR) is calculated by dividing revenue by the number of rooms sold for the years ended January 31, 2004 and 2003.

Forest City Enterprises, Inc.
Operating and Other Data

We use NOI, along with EBDT as discussed on page 2, to assess operating performance. Comparable NOI is defined as NOI from properties operated a full year in both 2003 and 2002. The following schedules present comparable NOI for each of our major product lines, each strategic business unit under which those product lines operate and an overall reconciliation of NOI to the most comparable GAAP measure, net earnings.

Comparable Net Operating Income (NOI) (% Change over same period, prior year)

	Year Ended January 31, 2004
	Full	Pro-Rata
	Consolidation	Consolidation
Retail	+3.5%	+3.7%
Office	-0.6%	-0.5%
Hotel	-24.0%	-18.4%
Residential	-5.4%	-4.3%
Total	-1.8%	-1.2%

See reconciliation of net earnings to NOI to comparable NOI and full consolidation accounting method to the pro-rata consolidation method following.

Forest City Enterprises, Inc.
Operating and Other Data

Net Operating Income (In Thousands)

	Fiscal Year Ended January 31, 2004
			Plus
			Unconsol-	Plus
	Full	Less	idated	Discont-	Pro-Rata
	Consol-	Minority	Investments	inued	Consol-
	idation	Interest	at Pro-Rata	Operations	idation
Commercial Group
Retail
Comparable	111,331	17,159	21,775	—	115,947

Total	133,128	23,499	24,153	(16)	133,766
Office Buildings
Comparable	119,574	21,806	4,686	—	102,454

Total	163,369	31,355	4,700	—	136,714
Hotels
Comparable	14,189	1,737	2,532	—	14,984

Total	22,951	5,470	2,655	—	20,136
Other	(909)	(2,342)	4,034	—	5,467
Total Commercial Group
Comparable	245,094	40,702	28,993	—	233,385

Total	318,539	57,982	35,542	(16)	296,083
Residential Group
Comparable	75,859	483	15,575	—	90,951

Total	95,696	2,081	25,742	1,534	120,891
Total Real Estate Groups
Comparable	320,953	41,185	44,568	—	324,336

Total	414,235	60,063	61,284	1,518	416,974
Land Development Group	41,862	2,151	5,388	—	45,099
Lumber Trading Group	11,219	—	—	—	11,219
Corporate Group	(25,972)	—	—	—	(25,972)

Grand Total	441,344	62,214	66,672	1,518	447,320

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Fiscal Year Ended January 31, 2003
			Plus
			Unconsol-	Plus
	Full	Less	Idated	Discont-	Pro-Rata
	Consol-	Minority	Investments	inued	Consol-
	idation	Interest	at Pro-Rata	Operations	idation
Commercial Group
Retail
Comparable	107,577	16,898	21,116	—	111,795

Total	128,193	22,801	20,663	3,265	129,320
Office Buildings
Comparable	120,238	21,721	4,478	—	102,995

Total	142,478	28,540	4,440	—	118,378
Hotels
Comparable	18,665	2,883	2,586	—	18,368

Total	24,182	5,231	2,586	—	21,537
Other	(5,741)	(1,167)	2,786	—	(1,788)
Total Commercial Group
Comparable	246,480	41,502	28,180	—	233,158

Total	289,112	55,405	30,475	3,265	267,447
Residential Group
Comparable	80,212	535	15,386	—	95,063

Total	82,315	1,112	21,986	2,961	106,150
Total Real Estate Groups
Comparable	326,692	42,037	43,566	—	328,221

Total	371,427	56,517	52,461	6,226	373,597
Land Development Group	39,760	1,904	2,353	—	40,209
Lumber Trading Group	3,786	—	—	—	3,786
Corporate Group	(18,360)	—	—	—	(18,360)

Grand Total	396,613	58,421	54,814	6,226	399,232

[Additional columns below]

[Continued from above table, first column(s) repeated]

	% Change
	Full	Pro-
	Consol-	Rata
	idation	Consol-
Commercial Group
Retail
Comparable	3.5%	3.7%
Total
Office Buildings
Comparable	(0.6%)	(0.5%)
Total
Hotels
Comparable	(24.0%)	(18.4%)
Total
Other
Total Commercial Group
Comparable	(0.6%)	0.1%
Total
Residential Group
Comparable	(5.4%)	(4.3%)
Total
Total Real Estate Groups
Comparable	(1.8%)	(1.2%)
Total
Land Development Group
Lumber Trading Group
Corporate Group
Grand Total

Forest City Enterprises, Inc.
Operating and Other Data

Reconciliation of Net Operating Income to Net Earnings:

	Year Ended January 31, 2004
			Plus
			Unconsol-
		Less	idated Invest-	Plus Discont-	Pro-Rata
	Full Consol-	Minority	ments at Pro-	inued	Consol-
	idation	Interest	Rata	Operations	idation
Revenues	$1,021,588	$149,883	$260,489	$5,444	$1,137,638
Exclude straight-line rent adjustment (1)	(12,684)	—	—	—	(12,684)
Add back equity method depreciation expense (see below)	35,375	—	(33,596)	—	1,779

Adjusted revenues	1,044,279	149,883	226,893	5,444	1,126,733
Operating expenses	636,407	87,669	144,552	3,926	697,216
Add back depreciation and amortization for non-Real Estate Groups (a)	3,903	—	241	—	4,144
Exclude straight-line rent adjustment (2)	(5,624)	—	—	—	(5,624)

Adjusted operating expenses	634,686	87,669	144,793	3,926	695,736
Add equity in earnings of unconsolidated entities	31,751	—	(15,428)	—	16,323

Net Operating Income	441,344	62,214	66,672	1,518	447,320
Interest expense	(198,122)	(33,231)	(58,431)	(1,033)	(224,355)
Loss (gain) on early extinguishment of debt	(10,718)	98	(47)	(190)	(11,053)
Provision for decline in real estate	(3,238)	(484)	(4,621)	—	(7,375)
Loss (gain) on disposition of operating properties and other investments	(171)	—	(3,573)	6,446	2,702
Depreciation and amortization - Real Estate Groups (a)	(123,728)	(19,316)	(33,596)	(731)	(138,739)
Straight-line rent adjustment(1)-(2)	7,060	—	—	—	7,060
Equity method depreciation expense (see above)	(35,375)	—	33,596	—	(1,779)

Earnings before income taxes	77,052	9,281	—	6,010	73,781
Income tax (provision) benefit	(28,799)	—	—	(2,313)	(31,112)

Earnings before minority interest and discontinued operations	48,253	9,281	—	3,697	42,669
Minority Interest	(9,281)	(9,281)	—	—	—

Earnings from continuing operations	38,972	—	—	3,697	42,669
Discontinued operations, net of tax and minority interest:
(Loss) earnings from operations	(200)	—	—	200	—
Gain on disposition of operating properties	3,897	—	—	(3,897)	—

	3,697	—	—	(3,697)	—

Net earnings	$42,669	$—	$—	$—	$42,669

(a) Depreciation and amortization - Real Estate Groups	$123,728	$19,316	$33,596	$731	$138,739
Depreciation and amortization - Non-Real Estate Groups	3,903	—	241	—	4,144

Total depreciation and amortization	$127,631	$19,316	$33,837	$731	$142,883

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Year Ended January 31, 2003
			Plus
			Unconsol-
		Less	idated Invest-	Plus Discont-	Pro-Rata
	Full Consol-	Minority	ments at Pro-	inued	Consol-
	idation	Interest	Rata	Operations	idation
Revenues	$881,737	$133,309	$222,119	$16,162	$986,709
Exclude straight-line rent adjustment (1)	(12,255)	—	—	81	(12,174)
Add back equity method depreciation expense (see below)	25,984	—	(25,493)	—	491

Adjusted revenues	895,466	133,309	196,626	16,243	975,026
Operating expenses	540,106	74,888	123,000	10,017	598,235
Add back depreciation and amortization for non-Real Estate Groups (a)	4,121	—	168	—	4,289
Exclude straight-line rent adjustment (2)	(6,690)	—	—	—	(6,690)

Adjusted operating expenses	537,537	74,888	123,168	10,017	595,834
Add equity in earnings of unconsolidated entities	38,684	—	(18,644)	—	20,040

Net Operating Income	396,613	58,421	54,814	6,226	399,232
Interest expense	(174,227)	(33,450)	(54,814)	(2,506)	(198,097)
Loss (gain) on early extinguishment of debt	(1,653)	—	—	—	(1,653)
Provision for decline in real estate	(8,221)	—	—	—	(8,221)
Loss (gain) on disposition of operating properties and other investments	(295)	—	—	6,914	6,619
Depreciation and amortization - Real Estate Groups (a)	(109,240)	(18,427)	(25,493)	(3,411)	(119,717)
Straight-line rent adjustment (1)-(2)	5,565	—	—	(81)	5,484
Equity method depreciation expense (see above)	(25,984)	—	25,493	—	(491)

Earnings before income taxes	82,558	6,544	—	7,142	83,156
Income tax (provision) benefit	(32,048)	—	—	(2,277)	(34,325)

Earnings before minority interest and discontinued operations	50,510	6,544	—	4,865	48,831
Minority Interest	(6,544)	(6,544)	—	—	—

Earnings from continuing operations	43,966	—	—	4,865	48,831
Discontinued operations, net of tax and minority interest:
(Loss) earnings from operations	685	—	—	(685)	—
Gain on disposition of operating properties	4,180	—	—	(4,180)	—

	4,865	—	—	(4,865)	—

Net earnings	$48,831	$—	$—	$—	$48,831

(a) Depreciation and amortization - Real Estate Groups	$109,240	$18,427	$25,493	$3,411	$119,717
Depreciation and amortization - Non-Real Estate Groups	4,121	—	168	—	4,289

Total depreciation and amortization	$113,361	$18,427	$25,661	$3,411	$124,006

Forest City Enterprises, Inc.
Operating and Other Data

Retail Lease Expirations
As of January 31, 2004

	NUMBER	SQUARE FEET	PERCENTAGE
EXPIRATION	OF LEASES	OF LEASES	OF TOTAL
YEAR	EXPIRING	EXPIRING	LEASED GLA*
2004	163	526,683	5.78%
2005	162	454,486	4.99%
2006	240	576,868	6.33%
2007	154	595,094	6.53%
2008	163	636,960	6.99%
2009	147	564,482	6.20%
2010	105	467,742	5.14%
2011	242	1,051,498	11.55%
2012	128	783,026	8.60%
2013	157	671,555	7.37%
Thereafter	102	2,777,871	30.52%

TOTAL	1,763	9,106,265	100.00%

Retail Lease Expirations (%)

*GLA = Gross Leaseable Area.

Forest City Enterprises, Inc.
Operating and Other Data

Office Lease Expirations
As of January 31, 2004

	NUMBER	SQUARE FEET	PERCENTAGE
EXPIRATION	OF LEASES	OF LEASES	OF TOTAL
YEAR	EXPIRING	EXPIRING	LEASED GLA*
2004	83	510,374	6.73%
2005	59	387,393	5.10%
2006	46	504,197	6.64%
2007	38	626,413	8.25%
2008	52	420,979	5.55%
2009	10	88,190	1.16%
2010	19	778,161	10.25%
2011	10	236,255	3.11%
2012	11	1,072,682	14.13%
2013	11	579,723	7.64%
Thereafter	22	2,385,022	31.44%

TOTAL	361	7,589,389	100.00%

Office Lease Expirations (%)

*GLA = Gross Leaseable Area.

Forest City Enterprises, Inc.
Operating and Other Data

Schedule of Significant Retail Tenants
As of January 31, 2004

(Based on 1% of Total GLA or Greater)

		PERCENTAGE
		OF TOTAL
	LEASED	RETAIL
TENANT	SQUARE FEET	SQUARE FEET
REGAL ENTERTAINMENT GROUP	492,180	5.40%
THE GAP	328,300	3.61%
AMC ENTERTAINMENT, INC.	273,731	3.01%
TJX COMPANIES	272,354	2.99%
THE LIMITED	219,533	2.41%
AHOLD USA (STOP & SHOP)	177,455	1.95%
THE GREAT INDOORS (Sears)	157,808	1.73%
LOWE’S HOME CENTER, INC.	151,273	1.66%
DICK’S SPORTING GOODS	145,096	1.59%
HOME DEPOT	132,000	1.45%
CIRCUIT CITY STORES, INC.	130,269	1.43%
LINENS-N-THINGS, INC.	130,045	1.43%
PATHMARK STORES, INC.	123,500	1.36%
FOOTLOCKER, INC.	118,102	1.30%
ABERCROMBIE & FITCH STORES, INC.	117,389	1.29%
CompUSA STORES	116,012	1.27%
OFFICEMAX	104,751	1.15%
BEST BUY	102,661	1.13%

SUBTOTAL	3,292,459	36.16%
ALL OTHERS	5,813,806	63.84%

TOTAL	9,106,265	100.00%

Forest City Enterprises, Inc.
Operating and Other Data

Schedule of Significant Office Tenants
As of January 31, 2004

(Based on Square Footage 2% or Greater)

		PERCENTAGE
	LEASED	OF TOTAL
	SQUARE	OFFICE
TENANT	FEET	SQUARE FEET
CITY OF NEW YORK	816,190	10.75%
MILLENNIUM PHARMACEUTICALS, INC.	750,842	9.89%
U.S. GOVERNMENT	621,560	8.19%
KEYSPAN ENERGY	450,004	5.93%
SECURITIES INDUSTRY AUTOMATION CORP	428,786	5.65%
MORGAN STANLEY COMPANY	407,155	5.36%
EMPIRE BLUE CROSS AND BLUE SHIELD	392,514	5.17%
FEDERATED INVESTORS, INC.	345,266	4.55%
BEAR STEARNS	275,244	3.63%
FOREST CITY ENTERPRISES, INC.	230,886	3.04%
ALKERMES, INC.	210,248	2.78%

SUBTOTAL	4,928,695	64.94%
ALL OTHERS	2,660,694	35.06%

TOTAL	7,589,389	100.00%

Forest City Enterprises, Inc.
Operating and Other Data

Development Pipeline

January 31, 2004
2003 Openings / Acquisitions (13)

			Date		Cost at Full		Cost at FCE	Sq. ft./
		Dev. (D)	Opened /		Consolidation	Total Cost	Economic Share	No. of
Property	Location	Acq. (A)	Acquired	FCE %	(GAAP) (a)	at 100%	(Non-GAAP) (b)	Units
						(in millions)
Retail:
Short Pump Town Center (c)	Richmond, VA	D	Q3-03	50.0	$0.0	$187.5	$93.7	1,251,000

Office:
Fifteen MetroTech (k)	Brooklyn, NY	D	Q2-03	75.0	$174.1	$174.1	$130.6	653,000
40 Landsdowne Street	Cambridge, MA	D	Q2-03	100.0	61.8	61.8	61.8	215,000
Harlem Center Office	Manhattan, NY	D	Q4-03	52.5	35.5	35.5	18.6	146,000

					271.4	271.4	211.0	1,014,000

Residential:
Plymouth Square (FAH)	Detroit, MI	A	Ql-03	100.0	10.5	10.5	10.5	280
Parmatown Woods (FAH)	Parma Hts., OH	A	Ql-03	100.0	4.3	4.3	4.3	201
Worth Street (c)	Manhattan, NY	D	Ql-03	35.0	0.0	115.8	40.5	330
Colonial Grand (c)	Tampa, FL	A	Ql-03	50.0	0.0	13.9	7.0	176
Colony Place (c)	Fort Myers, FL	A	Ql-03	50.0	0.0	21.0	10.5	300
Consolidated Carolina	Richmond, VA	D	Q2-03	100.0	24.1	24.1	24.1	158
Grove (FAH)	Ontario, CA	A	Q3-03	100.0	7.0	7.0	7.0	101
Cherrywood Village	Denver, CO	A	Q3-03	100.0	31.0	31.0	31.0	360
Ranchstone	Denver, CO	A	Q3-03	100.0	31.7	31.7	31.7	368

					108.6	259.3	166.6	2,274

Total 2003 Openings / Acquisitions (b)(d)					$380.0	$718.2	$471.3

Residential Units Phased-In (c) (e):								Opened in ’03/Total

Settler’s Landing at Greentree	Streetsboro, OH	D	2001-04	50.0	0.0	$25.9	$13.0	80 / 408
Arbor Glen	Twinsburg, OH	D	2001-07	50.0	0.0	20.2	10.1	48 / 288
Eaton Ridge	Sagamore Hills, OH	D	2002-04	50.0	0.0	14.6	7.3	108 / 260
Newport Landing	Coventry, OH	D	2002-05	50.0	0.0	16.0	8.0	108 / 336

Total (b) (f)					$0.0	$76.7	$38.4	344 / 1,292

See attached 2003 footnotes.

Forest City Enterprises, Inc.
Operating and Other Data

Development Pipeline

January 31, 2004
2003 Under Construction or to be Acquired (18)

					Cost at Full		Cost at FCE	Sq. ft./		Pre-
		Dev. (D)	Anticipated		Consolidation	Total Cost	Economic Share	No. of		Leased
Property	Location	Acq. (A)	Opening	FCE %	(GAAP) (a)	at 100%	(Non-GAAP) (b)	Units		(Wtd. Avg.)
					(in millions)
Retail Centers:
Brooklyn Commons	Brooklyn, NY	D	Q1-04	70.0	21.4	21.4	15.0	151,000		100%
Quartermaster (Oregon Avenue)	Philadelphia, PA	D	Q3-04	70.0	69.7	69.7	48.8	459,000		83%
Atlantic Terminal	Brooklyn, NY	D	Q3-04	70.0	86.9	86.9	60.8	373,000		86%
Victoria Gardens	Rancho Cucamonga, CA	D	Q3-04	80.0	178.9	178.9	143.1	1,224,000	(l)	69%
Westfield San Francisco Centre (c) (o)	San Franciso, CA	D	Q3-06	50.0	0.0	396.6	198.3	964,000	(m)	8%

					356.9	753.5	466.0	3,171,000		56%

Office:
Atlantic Terminal Office	Brooklyn, NY	D	Q2-04	70.0	105.5	105.5	73.9	399,000		80%
University of Pennsylvania (n)	Philadelphia, PA	A	Q4-04	100.0	55.4	55.4	55.4	123,000		100%
Twelve MetroTech Center	Brooklyn, NY	D	Q2-05	80.0	43.5	43.5	34.8	177,000	(g)	0%

					204.4	204.4	164.1	699,000		63%

Residential:
East 29th Avenue Town Center	Denver, CO	D	Q1-04	90.0	45.3	45.3	40.8	156	(h)
Stone Gate at Bellefair (c) (i)	Rye Brook, NY	D	Q1-04	40.0	0.0	57.6	23.4	166
Emerald Palms II	Miami, FL	D	Q3-04	100.0	9.1	9.1	9.1	86
23 Sidney Street	Cambridge, MA	D	Q4-04	100.0	15.4	15.4	15.4	51
Subway Terminal	Los Angeles, CA	D	Q4-04	100.0	57.8	57.8	57.8	277
Metropolitan Lofts (c)	Los Angeles, CA	D	Q1-05	50.0	0.0	60.6	30.3	264
Tanglewood Crest (i)	Lynbrook, NY	D	Q2-05	80.0	28.2	28.2	22.6	100
Ashton Mill	Providence, RI	D	Q2-05	100.0	27.2	27.2	27.2	193
100 Landsdowne	Cambridge, MA	D	Q3-05	100.0	59.2	59.2	59.2	203
Bryant Landing (c) (i)	Roslyn, NY	D	Q3-05	40.0	0.0	61.9	24.8	158

					242.2	422.3	310.6	1,654

Total 2003 Under Construction (b) (j)					$803.5	$1,380.2	$940.7

Residential phased-in units under construction (c) (e):								Under Const./Total
Settler’s Landing at Greentree	Streetsboro, OH		2001-04	50.0	0.0	$25.9	$13.0	104 / 408
Arbor Glen	Twinsburg, OH		2001-07	50.0	0.0	20.2	10.1	144 / 288
Eaton Ridge	Sagamore Hills, OH		2002-04	50.0	0.0	14.6	7.3	36 / 260
Newport Landing	Coventry, OH		2002-05	50.0	0.0	16.0	8.0	108 / 336

Total (b) (f)					$0.0	$76.7	$38.4	392 / 1,292

See attached 2003 footnotes.

Forest City Enterprises, Inc.
Operating and Other Data

Development Pipeline

2003 FOOTNOTES

(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if deemed under the Company’s control or on the equity method of accounting if the Company is deemed to not have control.

(b)	Cost at FCE Economic Share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure), under the pro-rata consolidation method of accounting the Company determines its economic share by multiplying its pro-rata ownership of the applicable property by the total cost.

(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is deemed to not have control.

(d)	The difference between the full consolidation amount (GAAP) of $380.0 million of cost and Forest City’s economic share (a non-GAAP measure) of $471.3 million of cost consists of a reduction to full consolidation for minority interest of $60.4 million of cost and the addition of Forest City’s share of cost for unconsolidated investments of $151.7 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost and Forest City’s economic share (a non-GAAP measure) of $76.7 million of cost consists of Forest City’s share of cost for unconsolidated investments of $76.7 million.

(g)	Represents the Company’s portion of this 1.1 million square-foot office condominium.

(h)	Project also includes 141,000 total square feet (57,000 sq ft owned/managed by FCE) of retail and 40,000 square feet of office space.

(i)	Supported-living property.

(j)	The difference between the full consolidation amount (GAAP) of $803.5 million of cost and Forest City’s economic share (a non-GAAP measure) of $940.7 million of cost consists of a reduction to full consolidation for minority interest of $139.6 million of cost and the addition of Forest City’s share of cost for unconsolidated investments of $276.8 million.

(k)	Formerly Nine MetroTech South.

(l)	Includes 44,934 square feet of office space.

(m)	Includes 235,000 square feet of office space.

(n)	The Company will have an option to acquire this property.

(o)	This project will also include the acquisition of an adjacent retail center totaling 508,000 square feet.

Forest City Enterprises, Inc.
Operating and Other Data

Scheduled Maturities Table: Non-Recourse Mortgage Debt
As of January 31, 2004

	2004				2005
			Plus Unconsolidated				Plus Unconsolidate
	Full Consolidation	Less Minority Interest	Investments at Pro-Rata	Pro-Rata Consolidation	Full Consolidation	Less Minority Interest	Investments at Pro-Rata	Pro-Rata Consolidation
Fixed:
Fixed rate debt	72,851	14,533	33,977	92,295	139,041	17,605	42,239	163,675
UDAG	377	91	10,728	11,014	10,929	94	—	10,855

Total Fixed Rate Debt	73,228	14,624	44,705	103,309	149,970	17,699	42,239	174,510
Variable:
Variable rate debt	211,623	32,042	37,229	216,810	126,098	24,696	49,972	151,374
Tax Exempt	52,340	5,185	5,386	52,541	21,000	—	40,057	61,057

Total Variable Rate Debt	263,963	37,227	42,615	269,351	147,098	24,696	90,029	212,431
Total Non-Recourse Mortgage Debt	337,191	51,851	87,320	372,660	297,068	42,395	132,268	386,941
Weighted Average Rate	4.14%	4.42%	5.39%	4.39%	5.20%	4.84%	4.70%	5.07%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2006
			Plus Unconsolidated
		Less Minority	Investments	Pro-Rata
	Full Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed rate debt	432,608	89,383	37,359	380,584
UDAG	8,133	493	—	7,640

Total Fixed Rate Debt	440,741	89,876	37,359	388,224
Variable:
Variable rate debt	233,715	75,322	71,248	229,641
Tax Exempt	45,000	—	133	45,133

Total Variable Rate Debt	278,715	75,322	71,381	274,774
Total Non-Recourse Mortgage Debt	719,456	165,198	108,740	662,998
Weighted Average Rate	5.52%	5.56%	4.92%	5.41%

	2007				2008
			Plus Unconsolidated				Plus Unconsolidated
	Full Consolidation	Less Minority Interest	Investments at Pro-Rata	Pro-Rata Consolidation	Full Consolidation	Less Minority Interest	Investments at Pro-Rata	Pro-Rata Consolidation
Fixed:
Fixed rate debt	129,704	23,765	115,307	221,246	236,206	21,038	89,674	304,842
UDAG	588	162	—	426	608	167	967	1,408

Total Fixed Rate Debt	130,292	23,927	115,307	221,672	236,814	21,205	90,641	306,250
Variable:
Variable rate debt	24,886	2,127	16,665	39,424	29,349	3,341	65	26,073
Tax Exempt:	—	—	146	146	—	—	160	160

Total Variable Rate Debt	24,886	2,127	16,811	39,570	29,349	3,341	225	26,233
Total Non-Recourse Mortgage Debt	155,178	26,054	132,118	261,242	266,163	24,546	90,866	332,483
Weighted Average Rate	6.77%	7.01%	6.99%	6.85%	6.92%	6.76%	6.73%	6.88%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Thereafter
			Plus Unconsolidated
		Less Minority	Investments	Pro-Rata
	Full Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed rate debt	1,469,813	267,021	308,716	1,511,508
UDAG	55,023	12,526	—	42,497

Total Fixed Rate Debt	1,524,836	279,547	308,716	1,554,005
Variable:
Variable rate debt	131,735	832	12,596	143,499
Tax Exempt	202,550	28,375	38,242	212,417

Weighted average rate	1.89%	1.88%	1.80%	1.87%
Total Variable Rate Debt	334,285	29,207	50,838	355,916
Total Non-Recourse Mortgage Debt	1,859,121	308,754	359,554	1,909,921
Weighted Average Rate	6.06%	6.36%	6.08%	6.02%

	Total
			Plus
		Less	Unconsolidated
	Full	Minority	Investments	Pro-Rata
	Consolidation	Interest	at Pro-Rata	Consolidation
Fixed:
Fixed rate debt	2,480,223	433,345	627,272	2,674,150
Weighted average rate	6.91%	6.83%	7.12%	6.97%
UDAG	75,658	13,533	11,695	73,820
Weighted average rate	2.03%	2.25%	7.34%	2.83%
Total Fixed Rate Debt	2,555,881	446,878	638,967	2,747,970
Variable:
Variable rate debt	757,406	138,360	187,775	806,821
Weighted average rate	4.18%	4.39%	3.45%	3.98%
Tax Exempt	320,890	33,560	84,124	371,454
Weighted average rate	1.95%	1.99%	1.74%	1.90%
TotalVariable Rate Debt	1,078,296	171,920	271,899	1,178,275
Total Non-Recourse Mortgage Debt	3,634,l77	618,798	910,866	3,926,245
Weighted Average Rate	5.80%	5.92%	5.87%	5.80%

Schedule of Maturities

Supplemental Financial Information

Forest City Enterprises, Inc.
Supplemental Financial Information

As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure) because we believe that it more accurately reflects the manner in which we operate our business. The information in the tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, the Company presents its partnership investments proportionate to its share of ownership for each line item of its consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under the Company’s control, or on the equity method of accounting if the Company does not have control.

Consolidated Balance Sheet Information- January 31, 2004

			Plus
			Unconsolidated	Pro-Rata
		Less Minority	Investments at	Consolidation
	Full Consolidation	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Assets
Real Estate
Completed rental properties	$4,523,748	$706,045	$996,505	$4,814,208
Projects under development	544,389	72,999	123,578	594,968
Land held for development or sale	33,450	—	49,607	83,057

Total Real Estate	5,101,587	779,044	1,169,690	5,492,233
Less accumulated depreciation	(730,705)	(109,941)	(215,350)	(836,114)

Real Estate, net	4,370,882	669,103	954,340	4,656,119
Cash and equivalents	107,491	16,830	29,413	120,074
Restricted cash	257,795	38,678	23,059	242,176
Notes and accounts receivable, net	422,765	21,440	18,331	419,656
Inventories	46,140	—	—	46,140
Investments in and advances to real estate affiliates	432,584	—	(78,634)	353,950
Other assets	257,415	44,455	31,562	244,522

Total Assets	$5,895,072	$790,506	$978,071	$6,082,637

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$3,634,177	$618,798	$910,866	$3,926,245
Notes payable	152,111	16,529	8,946	144,530
Long-term credit facility	56,250	—	—	56,250
Senior and subordinated debt	320,400	—	—	320,400
Accounts payable and accrued expenses	639,824	106,705	58,257	591,376
Deferred income taxes	294,925	—	—	294,925

Total Liabilities	5,097,687	742,032	978,071	5,333,726
Minority Interest	48,474	48,474	—	—

Total Shareholders’ Equity	748,911	—	—	748,911

Total Liabilities and Shareholders’ Equity	$5,895,072	$790,506	$978,071	$6,082,637

Forest City Enterprises, Inc.
Supplemental Financial Information

Consolidated Earnings Information-Year Ended January 31, 2004

			Plus
			Unconsolidated	Plus	Pro-Rata
		Less Minority	Investments at	Discontinued	Consolidation
	Full Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues
Rental properties	$898,339	$149,883	$260,489	$5,444	$1,014,389
Lumber trading	123,249	—	—	—	123,249

	1,021,588	149,883	260,489	5,444	1,137,638

Expenses
Operating expenses	636,407	87,669	144,552	3,926	697,216
Interest expense	198,122	33,231	58,431	1,033	224,355
Loss (gain) on early extinguishment of debt	10,718	(98)	47	190	11,053
Provision for decline in real estate	3,238	484	4,621	—	7,375
Depreciation and amortization	127,631	19,316	33,837	731	142,883

	976,116	140,602	241,488	5,880	1,082,882

Equity in earnings of unconsolidated entities	31,751	—	(15,428)	—	16,323

(Loss) gain on disposition of operating properties and other investments	(171)	—	(3,573)	6,446	2,702

Earnings before income taxes	77,052	9,281	—	6,010	73,781

Income tax expense (benefit)
Current	(2,102)	—	—	2,087	(15)
Deferred	30,901	—	—	226	31,127

	28,799	—	—	2,313	31,112

Earnings before minority interest and discontinued operations	48,253	9,281	—	3,697	42,669
Minority interest	(9,281)	(9,281)	—	—	—

Earnings from continuing operations	38,972	—	—	3,697	42,669
Discontinued operations, net of tax and minority interest
Loss from operations	(200)	—	—	200	—
Gain on disposition of operating properties	3,897	—	—	(3,897)	—

	3,697	—	—	(3,697)	—

Net earnings	$42,669	$—	$—	$—	$42,669

Forest City Enterprises, Inc.
Supplemental Financial Information

Consolidated Earnings Information -Year Ended January 31, 2003

			Plus
			Unconsolidated	Puls	Pro-Rata
		Less Minority	Investments at	Discontinued	Consolidation
	Full Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Revenues
Rental properties	$784,677	$133,309	$222,119	$16,162	$889,649
Lumber trading	97,060	—	—	—	97,060

	881,737	133,309	222,119	16,162	986,709

Expenses
Operating expenses	540,106	74,888	123,000	10,017	598,235
Interest expense	174,227	33,450	54,814	2,506	198,097
Loss on early extinguishments of debt	1,653	—	—	—	1,653
Provision for decline in real estate	8,221	—	—	—	8,221
Depreciation and amortization	113,361	18,427	25,661	3,411	124,006

	837,568	126,765	203,475	15,934	930,212

Equity in earnings of unconsolidated real estate entites	38,684	—	(18,644)	—	20,040

(Loss) gain on disposition of operating properties and other investments	(295)	—	—	6,914	6,619

Earnings before income taxes	82,558	6,544	—	7,142	83,156

Income tax expense
Current	4,733	—	—	1,280	6,013
Deferred	27,315			997	28,312

	32,048	—	—	2,277	34,325

Earnings before minority interest and discontinued operations	50,510	6,544	—	4,865	48,831
Minority interest	(6,544)	(6,544)	—	—	—

Earnings from continuing operations	43,966	—	—	4,865	48,831
Discontinued operations, net of tax and minority interest Earnings from operations	685	—	—	(685)	—
Gain on disposition of operating properties	4,180	—	—	(4,180)	—

	4,865	—	—	(4,865)	—

Net earnings	$48,831	$—	$—	$—	$48,831

Forest City Enterprises, Inc.
Supplemental Financial Information

Investments in and Advances to Real Estate Affiliates

     Included in Investments in and Advances to Real Estate Affiliates are unconsolidated investments in entities which the Company does not control and which are accounted for on the equity method as well as advances to other partners. Summarized financial information for the equity method investments is as follows:

	Combined(100%)		Pro-Rata Share (Non-GAAP)
	2004	2003	2004	2003
	(in thousands)
January 31,
Balance Sheet:
Completed rental properties	$2,375,832	$2,384,920	$996,506	$875,282
Projects under development	263,687	307,566	123,578	132,265
Land held for development or sale	104,851	85,663	49,607	39,471
Investments in and advances to real estate affiliates — syndicated residential partnerships (1)	—	—	40,790	86,057
Accumulated depreciation	(499,297)	(484,845)	(215,350)	(195,301)
Other assets	246,268	278,024	102,364	112,324

Total Assets	$2,491,341	$2,571,328	$1,097,495	$1,050,098

Mortgage debt, nonrecourse	$2,153,443	$2,226,384	$910,866	$845,161
Advances from general partner	1,385	18,355	—	—
Other liabilities	166,907	166,286	67,205	56,457
Partners’ equity	169,606	160,303	119,424	148,480

Total Liabilities and Partners’ Equity.	$2,491,341	$2,571,328	$1,097,495	$1,050,098

Years ended January 31,
Operations:
Revenues	$566,706	$544,712	$260,489	$222,119
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	16,323	20,040
Operating expenses	(305,792)	(295,142)	(144,552)	(123,000)
Interest expense	(132,062)	(133,231)	(58,478)	(55,194)
Depreciation and amortization	(78,615)	(68,724)	(33,837)	(25,661)
Provision for decline in real estate	(4,621)	—	(4,621)	—
Loss on disposition of operating properties and other investments	(3,573)	—	(3,573)	—

Net Earnings (pre-tax)	$42,043	$47,615	$31,751	$38,304

Following is a reconciliation of partners’ equity to the Company’s carrying value in the Consolidated Balance Sheet information presented above:

	January 31,	January 31
	2004	2003
Partners’ equity, as above	$169,606	$160,303
Equity of other partners	51,567	30,178

Company’s investment in partnerships	118,039	130,125
Advances to partnerships, as above	1,385	18,355
Advances to other Real Estate Affiliates	313,160	340,725

Investments in and Advances to Real Estate Affiliates	$432,584	$489,205

(1)	The Company is a general partner in several syndicated partnerships which are accounted for on the equity method under both full consolidation and pro-rata consolidation. Summarized Balance Sheet information at the Company’s economic share is as follows:

	January 31,	January 31,
	2004	2003
Total Assets	$240,362	$531,585
Total Liabilities	$199,572	$445,528
Partner’s Equity	$40,790	$86,057

Forest City Enterprises, Inc.
Supplemental Financial Information

Real Estate and Related Nonrecourse Mortgage Debt

	January 31, 2004
		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt
	(in thousands)
Full Consolidation:
Completed rental properties
Residential	$1,121,189	$119,087	$1,002,102	$853,527
Commercial
Retail centers	1,377,125	193,977	1,183,148	1,009,342
Office and other buildings	1,996,469	397,554	1,598,915	1,440,366
Central Station and Stapleton	792	368	424	—
Corporate and other equipment	28,173	19,719	8,454	—

	4,523,748	730,705	3,793,043	3,303,235

Projects under development
Residential	137,473	—	137,473	151,447
Commercial
Retail centers	229,364	—	229,364	85,223
Office and other buildings	137,327	—	137,327	69,639
Central Station and Stapleton	40,225	—	40,225	11,618

	544,389	—	544,389	317,927

Land held for development or sale	33,450	—	33,450	13,015

Total real estate and mortgage debt	$5,101,587	$730,705	$4,370,882	$3,634,177

Less Minority Interest:
Completed rental properties
Residential	$50,313	$4,272	$46,041	$37,174
Commercial
Retail centers	232,301	21,676	210,625	219,546
Office and other buildings	423,352	83,956	339,396	300,690
Central Station and Stapleton	79	37	42	—
Corporate and other equipment	—	—	—	—

	706,045	109,941	596,104	557,410

Projects under development
Residential	6,077	—	6,077	20,420
Commercial
Retail centers	36,136	—	36,136	25,567
Office and other buildings	27,693	—	27,693	14,239
Central Station and Stapleton	3,093	—	3,093	1,162

	72,999	—	72,999	61,388

Land held for development or sale	—	—	—	—

Total teal estate and mortgage debt	$779,044	$109,941	$669,103	$618,798

Forest City Enterprises, Inc.
Supplemental Financial Information

Real Estate and Related Nonrecourse Mortgage Debt (continued)

	January 31, 2004
		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt
	(in thousands)
Plus Unconsolidated Investments at Pro-Rata:
Completed rental properties
Residential	$439,539	$100,030	$339,509	$373,641
Commercial
Retail centers	405,365	64,006	341,359	403,079
Office and other buildings	151,255	51,121	100,134	96,437
Central Station and Stapleton	346	193	153	—
Corporate and other equipment	—	—	—	—

	996,505	215,350	781,155	873,157

Projects under development
Residential	23,886	—	23,886	12,063
Commercial
Retail centers	66,443	—	66,443	76
Office and other buildings	11,465	—	11,465	3,593
Central Station and Stapleton	21,784	—	21,784	2,200

	123,578	—	123,578	17,932

Land held for development or sale	49,607	—	49,607	19,777

Total real estate and mortgage debt	$1,169,690	$215,350	$954,340	$910,866

Pro-Rata Consolidation (Non-GAAP):
Completed rental properties
Residential	$1,510,415	$214,845	$1,295,570	$1,189,994
Commercial
Retail centers	1,550,189	236,307	1,313,882	1,192,875
Office and other buildings	1,724,372	364,719	1,359,653	1,236,113
Central Station and Stapleton	1,059	524	535	—
Corporate and other equipment	28,173	19,719	8,454	—

	4,814,208	836,114	3,978,094	3,618,982

Projects under development
Residential	155,282	—	155,282	143,090
Commercial
Retail centers	259,671	—	259,671	59,732
Office and other buildings	121,099	—	121,099	58,993
Central Station and Stapleton	58,916	—	58,916	12,656

	594,968	—	594,968	274,471

Land held for development or sale	83,057	—	83,057	32,792

Total real estate and mortgage debt	$5,492,233	$836,114	$4,656,119	$3,926,245

Forest City Enterprises, Inc.
Supplemental Financial Information

     Forest City Rental Properties Corporation (“Rental Properties”) is a wholly-owned subsidiary of Forest City Enterprises, Inc. engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects. Consolidated balance sheet information and Consolidated Earnings Information for Rental Properties and its subsidiaries follow.

Forest City Rental Properties Corporation and Subsidiaries

Consolidated Balance Sheet Information – January 31, 2004

			Plus
			Unconsolidated	Pro-Rata
		Less Minority	Investments at	Consolidation
	Full Consolidation	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
Assets
Real Estate
Completed rental properties	$4,495,575	$706,046	$996,506	$4,786,035
Projects under development	543,986	72,999	123,578	594,565

Total Real Estate	5,039,561	779,045	1,120,084	5,380,600
Less accumulated depreciation	(710,986)	(109,941)	(215,350)	(816,395)

Real Estate, net	4,328,575	669,104	904,734	4,564,205
Cash and equivalents	66,295	16,830	23,562	73,027
Restricted cash	257,685	38,678	22,517	241,524
Notes and accounts receivable, net	183,818	21,440	16,324	178,702
Investments in and advances to real estate affiliates	381,526	—	(47,675)	333,851
Other assets	232,047	44,454	30,949	218,542

Total Assets	$5,449,946	$790,506	$950,411	$5,609,851

Liabilities and Shareholder’s Equity
Liabilities
Mortgage debt, nonrecourse	$3,621,162	$618,798	$891,089	$3,893,453
Notes payable	74,856	16,529	6,313	64,640
Long-term credit facility	56,250	—	—	56,250
Senior and subordinated debt	20,400	—	—	20,400
Accounts payable and accrued expenses	655,528	106,705	53,009	601,832
Deferred income taxes	323,163	—	—	323,163

Total Liabilities	4,751,359	742,032	950,411	4,959,738

Minority Interest	48,474	48,474	—	—
Shareholder’s Equity
Common stock and additional paid-in capital	200,878	—	—	200,878
Retained earnings	446,660	—	—	446,660

	647,538	—	—	647,538
Accumulated other comprehensive loss	2,575	—	—	2,575

Total Shareholder’s Equity	650,113	—	—	650,113

Total Liabilities and Shareholder’s Equity	$5,449,946	$790,506	$950,411	$5,609,851

Forest City Enterprises, Inc.
Supplemental Financial Information

Forest City Rental Properties Corporation and Subsidiaries (Continued)

Consolidated Earnings Information

			Plus
			Unconsolidated	Plus	Pro-Rata
	Full	Less Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Year Ended January 31, 2004
Revenues
Real estate operations	$861,013	$149,883	$242,852	$5,444	$959,426
Expenses
Operating expenses	478,733	87,671	132,542	3,926	527,530
Interest expense	191,723	33,231	57,663	1,033	217,188
Loss on early extinguishment of debt	(767)	(99)	47	190	(431)
Provision for decline in real estate	3,238	484	—	—	2,754
Depreciation and amortization	123,727	19,315	33,597	731	138,740

	796,654	140,602	223,849	5,880	885,781

Equity in earnings of unconsolidated entities	27,573	—	(15,430)	—	12,143
Gain (loss) on disposition of operating properties and other investments	463	—	(3,573)	6,446	3,336

Earnings before income taxes	92,395	9,281	—	6,010	89,124

Income tax (benefit) expense
Current	(168)	—	—	2,087	1,919
Deferred	32,322	—	—	226	32,548

	32,154	—	—	2,313	34,467

Earnings before minority interest and discontinued operations	60,241	9,281	—	3,697	54,657
Minority interest	(9,281)	(9,281)	—	—	—

Earnings from continuing operations	50,960	—	—	3,697	54,657
Discontinued operations, net of tax and minority interest
Loss from operations	(200)	—	—	200	—
Gain on disposition of operating properties	3,897	—	—	(3,897)	—

	3,697	—	—	(3,697)	—

Net earnings	54,657	$—	$—	$—	$54,657

Forest City Enterprises, Inc.
Supplemental Financial Information

Forest City Rental Properties Corporation and Subsidiaries (Continued)

Consolidated Earnings Information

			Plus
			Unconsolidated	Plus	Pro-Rata
	Full	Less Minority	Investments at	Discontinued	Consolidation
	Consolidation	Interest	Pro-Rata	Operations	(Non-GAAP)
	(in thousands)
Year Ended January 31, 2003
Revenues
Real estate operations	$766,822	$133,309	$200,922	$16,162	$850,597
Expenses
Operating expenses	417,440	74,888	106,936	10,017	459,505
Interest expense	169,463	33,450	52,461	2,506	190,980
Loss on early extinguishment of debt	1,653	—	—	—	1,653
Provision for decline in real estate	8,221	—	—	—	8,221
Depreciation and amortization	109,241	18,427	25,493	3,411	119,718

	706,018	126,765	184,890	15,934	780,077

Equity in earnings of unconsolidated entities	33,462	—	(16,032)	—	17,430
Gain on disposition of operating properties and other investments	—	—	—	6,914	6,914

Earnings before income taxes	94,266	6,544	—	7,142	94,864

Income tax expense
Current	8,869	—	—	1,280	10,149
Deferred	24,383	—	—	997	25,380

	33,252	—	—	2,277	35,529

Earnings before minority interest and discontinued operations	61,014	6,544	—	4,865	59,335
Minority interest	(6,544)	(6,544)	—	—	—

Earnings from continuing operations	54,470	—	—	4,865	59,335
Discontinued operations, net of tax and minority interest
Earnings from operations	685	—	—	(685)	—
Gain on disposition of operating properties	4,180	—	—	(4,180)	—

	4,865	—	—	(4,865)	—

Net earnings	$59,335	$—	$—	$—	$59,335

Forest City Enterprises, Inc.
Supplemental Financial Information

The following is a summary of the real estate activity of the Company’s Real Estate Groups as presented on pro-rata consolidation including a reconciliation from the full consolidation to pro-rata consolidation:

Forest City Rental Properties Corporation — Real Estate Activity(1)

	January 31,

	Pro-Rata Consolidation (Non-GAAP)

	2004		2003		2002		2001		2000(7)

	(in thousands)
Forest City Rental Properties Corporation - Real Estate Activity(1)

Real estate — end of year

Completed rental properties	$4,786,035		$4,082,080		$3,614,420		$3,215,411		$2,866,913

Projects under development	594,565		627,309		543,105		500,358		478,766

Real estate, at cost	5,380,600		4,709,389		4,157,525		3,715,769		3,345,679

Less accumulated depreciation	(816,395)		(697,055)		(613,902)		(569,604)		(532,607)

Total real estate	$4,564,205		$4,012,334		$3,543,623		$3,146,165		$2,813,072

Real Estate Activity during the year

Completed rental properties

Capital expenditures	$38,890		$43,266		$67,422		$44,552		$37,822

Transferred from projects under development	377,578		305,982		363,180		281,617		257,859

Acquisitions	374,305		172,860		78,499		181,394		—

Total additions	790,773		522,108		509,101		507,563		295,681

Dispositions	(86,818	)(2)	(54,448	)(3)	(110,092	)(4)	(159,065	)(5)	(30,416	)(6)

Completed rental properties, net additions	703,955		467,660		399,009		348,498		265,265

Projects under development

New development	344,834		390,186		405,927		303,209		324,553

Transferred to completed rental properties	(377,578)		(305,982)		(363,180)		(281,617)		(257,859)

Projects under development, net (transfers) additions	(32,744)		84,204		42,747		21,592		66,694

Increase in real estate, at cost	$671,211		$551,864		$441,756		$370,090		$331,959

Forest City Rental Properties Corporation — Real Estate Activity (continued)

			Plus
			Unconsolidated	Pro-Rata
		Less Minority	Investments at	Consolidation
Years Ended January 31,	Full Consolidation	Interest	Pro-Rata	(Non-GAAP)
	(in thousands)
2004
Real estate — end of year
Completed rental properties	$4,495,575	$706,046	$996,506	$4,786,035
Projects under development	543,986	72,999	123,578	594,565

Real estate, at cost	5,039,561	779,045	1,120,084	5,380,600
Less accumulated depreciation	(710,986)	(109,941)	(215,350)	(816,395)

Total real estate	$4,328,575	$669,104	$904,734	$4,564,205

Real estate activity during the year
Completed rental properties
Capital expenditures	$36,159	$4,806	$7,537	$38,890
Transferred from projects under development	304,321	53,599	126,856	377,578
Acquisitions	382,472	24,021	15,854	374,305

Total additions	722,952	82,426	150,247	790,773
Dispositions	(68,179)	(10,384)	(29,023)	(86,818	)(2)

Completed rental properties, net additions	654,773	72,042	121,224	703,955

Projects under development
New development	275,831	49,166	118,169	344,834
Transferred to completed rental properties	(304,321)	(53,599)	(126,856)	(377,578)

Projects under development, net transfers	(28,490)	(4,433)	(8,687)	(32,744)

Increase in real estate, at cost	$626,283	$67,609	$112,537	$671,211

2003
Real estate — end of year
Completed rental properties	$3,840,802	$634,004	$875,282	$4,082,080
Projects under development	572,476	77,432	132,265	627,309

Real estate, at cost	4,413,278	711,436	1,007,547	4,709,389
Less accumulated depreciation	(597,787)	(96,033)	(195,301)	(697,055)

Total real estate	$3,815,491	$615,403	$812,246	$4,012,334

Real estate activity during the year
Completed rental properties
Capital expenditures	$37,909	$14,539	$19,896	$43,266
Transferred from projects under development	265,720	26,514	66,776	305,982
Acquisitions	158,872	24	14,012	172,860

Total additions	462,501	41,077	100,684	522,108
Dispositions	(53,268)	(61)	(1,241)	(54,448	)(3)

Completed rental properties, net additions	409,233	41,016	99,443	467,660

Projects under development
New development	376,992	61,452	74,646	390,186
Transferred to completed rental properties	(265,720)	(26,514)	(66,776)	(305,982)

Projects under development, net additions	111,272	34,938	7,870	84,204

Increase in real estate, at cost	$520,505	$75,954	$107,313	$551,864

2002

Real estate — end of year

Completed rental properties	$3,431,569	$592,988	$775,839	$3,614,420

Projects under development	461,204	42,494	124,395	543,105

Real estate, at cost	3,892,773	635,482	900,234	4,157,525

Less accumulated depreciation	(519,584)	(80,877)	(175,195)	(613,902)

Total real estate	$3,373,189	$554,605	$725,039	$3,543,623

Real Estate Activity during the year

Completed rental properties

Capital expenditures	$74,881	$11,232	$3,773	$67,422

Transferred from projects under development	263,428	28,972	128,724	363,180

Acquisitions	83,830	5,331	—	78,499

Total additions	422,139	45,535	132,497	509,101

Dispositions	(100,622)	(27,122)	(36,592)	(110,092	)(4)

Completed rental properties, net additions	321,517	18,413	95,905	399,009

Projects under development
New development	291,824	16,519	130,622	405,927
Transferred to completed rental properties	(263,428)	(28,972)	(128,724)	(363,180)

Projects under development, net additions (transfers)	28,396	(12,453)	1,898	42,747

Increase in real estate, at cost	$349,913	$5,960	$97,803	$441,756

2001

Real estate — end of year

Completed rental properties	$3,110,052	$574,575	$679,934	$3,215,411

Projects under development	432,808	54,947	122,497	500,358

Real estate, at cost	3,542,860	629,522	802,431	3,715,769

Less accumulated depreciation	(480,353)	(76,301)	(165,552)	(569,604)

Total real estate	$3,062,507	$553,221	$636,879	$3,146,165

Real Estate Activity during the year

Completed rental properties

Capital expenditures	$44,259	$3,128	$3,421	$44,552

Transferred from projects under development	383,141	143,169	41,645	281,617

Acquisitions	187,069	5,675	—	181,394

Total additions	614,469	151,972	45,066	507,563

Dispositions	(165,375)	(7,774)	(1,464)	(159,065	)(5)

Completed rental properties, net additions	449,094	144,198	43,602	348,498

Projects under development

New development	316,550	71,843	58,502	303,209

Transferred to completed rental properties	(383,141)	(143,169)	(41,645)	(281,617)

Projects under development, net (transfers) additions	(66,591)	(71,326)	16,857	21,592

Increase in real estate, at cost	$382,503	$72,872	$60,459	$370,090

2000(7)

Real estate — end of year

Completed rental properties	$2,600,958	$430,377	$636,332	$2,866,913

Projects under development	499,399	126,273	105,640	478,766

Real estate, at cost	3,100,357	556,650	741,972	3,345,679

Less accumulated depreciation	(443,381)	(66,690)	(155,916)	(532,604)

Total real estate	$2,656,976	$489,960	$586,056	$2,813,075

(1)	The table includes only the real estate activity for the Company’s Real Estate Groups owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

(2)	Primarily reflects the dispositions of Waterford Village, Laurels and Vineyards. Waterford Village is a 576-unit apartment community in Indianapolis, Indiana. Laurels is a 520-unit apartment community in Justice, Illinois and Vineyards is a 386-unit apartment community in Broadview Heights, Ohio.

(3)	Primarily reflects the dispositions of Courtland Center and Bay Street. Courtland Center has 458,000 square feet in Flint, Michigan. Bay Street has 16,000 square feet in Staten Island, New York.

(4)	Primarily reflects the dispositions of Tucson Mall, Bowling Green Mall, Newport Plaza, Baymont Inn, Chapel Hill Towers, Palm Villas, Peppertree, Oaks, and Whitehall Terrace. Tucson Mall has 1,304,000 square feet in Tucson, Arizona. Bowling Green Mall has 242,000 square feet in Bowling Green, Kentucky. Newport Plaza has 157,000 square feet in Newport, Kentucky. Baymont Inn has 101 rooms in Mayfield Hts., Ohio. Palm Villas is a 350-unit apartment community in Henderson, Nevada. Peppertree and Oaks are apartment communities in Texas with 208 and 248 units, respectively. Chapel Hill Towers and Whitehall Terrace are apartment communities in Ohio with 402 and 188 units, respectively.

(5)	Primarily reflects the dispositions of Tucson Place, Canton Centre Mall, Gallery at Metrotech, Studio Colony and Highlands, Tucson Place has 276,000 square feet in Tucson, Arizona. Canton Centre Mall has 680,000 square feet in Canton, Ohio and Gallery at Metrotech has 163,000 square feet in Brooklyn, New York. Studio Colony and Highlands are apartment communities in California with 369 and 556 units, respectively.

(6)	Primarily reflects the disposition of Rolling Acres Mall, a 1,014,000 square-foot mall in Akron, Ohio.

(7)	Effective January 31, 2001, the Company implemented a change in the presentation of its financial results. Prior to January 31, 2001, the Company used the pro-rata method of consolidation to report its partnership investments proportionate to its share of ownership for each line item of its consolidated financial statements. In accordance with the FASB’s Emerging Issues Task Force Issue No. 00-1, “Investor Balance Sheet and Income Statement Display under the Equity Method for Investments in Certain Partnerships and Other Ventures, “ the Company no longer uses the pro-rata consolidation method for partnerships. Accordingly, partnership investments that were previously reported on the pro-rata method are now reported as consolidated at 100% if deemed under the Company’s control, or otherwise on the equity method of accounting. Certain data for the year ended January 31, 2000 has been re-presented from its original reporting.

Forest City Enterprises, Inc.
Supplemental Financial Information

Results of Operations

Net Earnings - Net Earnings for the Company for the year ended January 30, 2004 were $42,669,000 versus $48,831,000 for the year ended January 31, 2003. The negative fluctuation for this year compared to prior year is primarily attributable to a loss on early extinguishment of the Company’s $200,000,000 8.5% senior notes due 2008, increased abandoned development project write-offs, and non-recurring Host Marriott lease termination fee income in 2002. These decreases were partially offset by earnings from new properties generated from 24 project openings and acquisitions that occurred during 2002 and the addition of nine residential communities, three office buildings and one retail center during the year ended January 31, 2004. In addition, the Company also experienced increased land sales in the Land Development group, increased earnings in the Lumber Trading group and an increase in non-recurring interest income in a participating note receivable.

Net Operating Income from Real Estate Groups -Net Operating Income (“NOI”) is defined as Revenues less Operating Expenses. Under the full consolidation method which is in accordance with GAAP, NOI from the combined Commercial Group and Residential Group (“Real Estate Groups”) for 2003 was $414,235,000 compared to $371,427,000 for 2002, an 11.5% increase. This increase over the prior year is primarily attributable to new property NOI generated from 24 project openings and acquisitions that occurred during 2002 and the addition of nine residential communities, three office buildings and one retail center during the year ended January 31, 2004. In addition, the Company also experienced increased land sales in the Land Development group and increased earnings in the Lumber Trading group. These increases were partially offset by increased abandoned development project write-offs, non-recurring Host Marriott lease termination fee income received in 2002.

The Company believes NOI provides it, as well as, investors, additional information about its core business operations, and along with earnings is necessary to understand its business and operating results. Management analyzes property NOI using the pro-rata consolidation method because it provides operating data at the Company’s ownership share and the Company publicly discloses and discusses its performance using this method of consolidation to compliment its GAAP disclosures. Under the pro-rata consolidation method, NOI from the Real Estate Groups for 2003 was $416,974,000 compared to $373,597,000 for 2002, an 11.6% increase. Comparable NOI for Real Estate Groups (NOI for stabilized properties in operation throughout both years) decreased by 1.4% for the year due to weak real estate fundamentals, particularly in the residential and hotel portfolios. Including the expected NOI for the twelve months following stabilization for the properties that were opened, expanded or acquired in 2003, net of property disposals, NOI for Real Estate Groups would be approximately $460,000,000 for 2003.

EBDT - The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT), is not a measure of operating results or cash flows from operations as defined by generally accepted accounting principles (GAAP) and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its core operations and, along with net earnings, is necessary to understand its operating results. EBDT is used by management in assessing operating performance, considering capital requirements and allocation of resources by segment and on a consolidated basis. The Company believes EBDT is important to investors because it provides another method for the investor to measure the Company’s long term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short term impact

EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax). Early extinguishment of debt is now reported in operating earnings instead of extraordinary items. However, early extinguishment of debt is excluded from EBDT through the year ended January 31, 2003. Beginning February 1, 2003, early extinguishment of debt is included in EBDT.

EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP on page 30. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. The Company excludes depreciation and amortization expense related to real estate operations from EBDT because the Company believes the values of its properties, in general, have appreciated, over time, in excess of their original cost. Deferred taxes from real estate operations, the result of timing differences of certain net expense items deducted in a future year for Federal income tax purposes, are excluded until the year in which they are reflected in the Company’s current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to the Company’s overall financial performance and is related to the ultimate gain or loss on dispositions of operating properties. The Company’s EBDT may not be directly comparable to similarly-titled measures reported by other companies.

The Company’s EBDT for the year ended January 31, 2004 grew by 9.3% to $212,392,000 from $194,399,000. This increase over the prior year is primarily attributable to new property EBDT generated from 24 project openings and acquisitions that occurred during 2002 and the addition of nine residential communities, three office buildings and one retail center during the year ended January 31, 2004. In addition, the Company also experienced increased land sales in the Land Development group and an increase in non-recurring interest income in a participating note receivable. These increases were partially offset by a loss on early extinguishment of the Company’s $200,000,000 8.5% senior notes due 2008, increased abandoned development project write-offs, and non-recurring Host Marriott lease termination fee income in 2002.

Summary of EBDT - The information in the tables on pages 28-35 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as a reconciliation from EBDT to Net Earnings. Under the pro-rata consolidation method, the Company presents its partnership investments proportionate to its share of ownership for each line item of its consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100 percent if deemed under the Company’s control, or on the equity method of accounting if the Company does not have control.

Forest City Enterprises, Inc.
Supplemental Financial Information

	Years Ended January 31,
	2004	2003
	(in thousands)
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)
Net earnings	$42,669	$48,831
Depreciation and amortization — Real Estate Groups (5)	138,739	119,717
Depreciation and amortization — equity method investments (3)	1,779	491
Deferred income tax expense — Real Estate Groups (7)	32,548	25,380
Deferred income tax expense on early extinguishment of debt (6)(7)	—	654
Deferred income tax benefit-Non-Real Estate Groups:(7)
Loss on disposition of other investments	(259)	(250)
Provision for decline in real estate recorded on equity method	(1,828)	—
Current income tax expense on non-operating earnings: (7)
Provision for decline in real estate	(608)	—
Gain (loss) on disposition of other investments	9	133
Gain on disposition included in discontinued operations	2,549	2,327
Loss on disposition recorded on equity method	(819)	—
Straight-line rent adjustment (4)	(7,060)	(5,484)
Provision for decline in real estate, net of minority interest	2,754	8,221
Provision for decline in real estate recorded on equity method	4,621	—
Loss on disposition recorded on equity method	3,573	—
Loss on disposition of other investments	171	295
Discontinued operations: (1)
Gain on disposition of operating properties	(6,769)	(6,969)
Minority interest	323	54
Loss on early extinguishment of debt, net of tax(6)	—	999

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT)(2)	$212,392	$194,399

(1)	The Company adopted the provisions of Statement of Financial Accounting Standard (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” effective February 1, 2002. Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties which have been sold or held for sale are reported as discontinued operations.

(2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax). Early extinguishment of debt is now reported in operating earnings. However, early extinguishment of debt is excluded from EBDT through the year ended January 31, 2003. Beginning February 1, 2003, early extinguishment of debt will be included in EBDT.

(3)	Amount represents depreciation expense for certain syndicated properties accounted for on the equity method of accounting under both full consolidation and pro-rata consolidation. See Note E — Investments In and Advances to Affiliates in Form 10-K for the year ended January 31, 2004 for further discussion of these syndicated properties.

(4)	Effective for the year ended January 31, 2001, the Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(5)	The following table provides detail of Depreciation and Amortization. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Year Ended January 31,
	2004	2003
Full Consolidation	$127,631	$113,361
Non-Real Estate Groups	(3,903)	(4,121)

Real Estate Group Full Consolidation	123,728	109,240
Real Estate Groups related to minority interest	(19,316)	(18,427)
Real Estate Group equity method	33,596	25,493
Discontinued operations	731	3,411

Real Estate Groups Pro-Rata Consolidation	$138,739	$119,717

(6)	The Company has adopted the provisions of Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statement No. 4, 44 and 64, Amendment of FASB Statement No. 13 on Technical Corrections” (SFAS No. 145) which requires gains or losses from early extinguishment of debt to be classified in operating earnings. The Company previously reported gains or losses from early extinguishment of debt as extraordinary item, net of tax, in its Consolidated Statements of Earnings as follows:

	Year Ended January 31,
	2004	2003
Loss on early extinguishment of debt reclassified to continuing operations	$—	$(1,653)
Deferred income tax benefit	—	(654)

Loss on early extinguishment of debt, net of tax	$—	(999)

Forest City Enterprises, Inc.
Supplemental Financial Information

7)	The following table provides detail of Income Tax Expense (Benefit):

	Years Ended January 31,
	2004	2003
	(in thousands)
(A) Operating earnings
Current	$(684)	$4,600
Deferred	33,880	31,470

	33,196	36,070

(B) Provision for decline in real estate
Current	(608)	—
Deferred	(481)	(3,251)

Subtotal	(1,089)	(3,251)

Deferred - Equity method investment-
Non Real Estate Groups	(1,828)	—

	(2,917)	(3,251)

(C) (Loss) gain on disposition of other investments
Current	9	133
Deferred - Real Estate Groups	(259)	(250)
Deferred - Non-Real Estate Groups	183	—

	(67)	(117)

(D) Loss on disposition recorded on equity method
Current	(819)	—
Deferred	(594)	—

	(1,413)	—
(E) Deferred taxes on early extinguishment of debt	—	(654)
Subtotal (A)(B)(C)(D)(E)	—	—
Current	(2,102)	4,733
Deferred	30,901	27,315

Income tax expense	28,799	32,048

(F) Discontinued operations
Operating earnings
Current	(462)	(1,047)
Deferred	226	589

	(236)	(458)
Gain (loss) on disposition of operating properties
Current	2,549	2,327
Deferred	—	408

	2,549	2,735

	2,313	2,277

Grand Total (A)(B)(C)(D)(E)(F)
Current	(15)	6,013
Deferred	31,127	28,312

	$31,112	$34,325

Recap of Grand Total:
Real Estate Groups
Current	1,919	10,149
Deferred	32,548	25,380

	34,467	35,529
Non-Real Estate Groups
Current	(1,934)	(4,136)
Deferred	(1,421)	2,932

	(3,355)	(1,204)

Grand Total	$31,112	$34,325

Forest City Enterprises, Inc.
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) -Year Ended January 31, 2004 (in thousands)

	Commercial Group 2003
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$638,070	$136,633	$154,672	$—	$656,109
Exclude straight-line rent adjustment	(12,158)	—	—	—	(12,158)

Adjusted revenues	625,912	136,633	154,672	—	643,951
Operating expenses, including depreciation and amortization for non-Real Estate Groups	345,914	78,651	85,366	16	352,645
Exclude straight-line rent adjustment	(5,624)	—	—	—	(5,624)

Adjusted operating expenses	340,290	78,651	85,366	16	347,021
Add equity in earnings of unconsolidated entities	11,215	—	(12,062)	—	(847)
Add back equity method depreciation expense	21,702	—	(21,702)	—	—

Net operating income	318,539	57,982	35,542	(16)	296,083
Interest expense	135,851	32,057	35,542	—	139,336
(Gain) loss on early extinguishment of debt	—	—	—	—	—
Loss on disposition recorded on equity method	—	—	—	—	—
Provision for decline in real estate recorded on equity method	—	—	—	—	—
Income tax provision (benefit)	2,871	—	—	(181)	2,690
Minority interest in earnings before depreciation and amortization	25,925	25,925	—	—	—
Add: EBDT from discontinued operations	165	—	—	(165)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$154,057	$—	$—	$—	$154,057

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$154,057	$—	$—	$—	$154,057
Depreciation and amortization — Real Estate Groups	(103,490)	—	—	—	(103,490)
Deferred taxes — Real Estate Groups	(23,766)	—	—	(87)	(23,853)
Straight-line rent adjustment	6,534	—	—	—	6,534
Provision for decline in real estate, net of tax and minority interest	(683)	—	—	—	(683)
Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—
(Loss) gain on disposition of operating properties and other investments, net of tax	—	—	—	(64)	(64)
Loss on disposition reported on equity method, net of tax	—	—	—	—	—
Discontinued operations, net of tax and minority interest: (a)
Depreciation and amortization	—	—	—	—	—
Deferred taxes	(87)	—	—	87	—
Gain on disposition of operating properties	(64)	—	—	64	—

Net earnings	$32,501	$—	$—	$—	$32,501

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Residential Group 2003
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$169,547	$8,115	$84,734	$5,444	$251,610
Exclude straight-line rent adjustment	(526)	—	—	—	(526)

Adjusted revenues	169,021	8,115	84,734	5,444	251,084
Operating expenses, including depreciation and amortization for non-Real Estate Groups	97,190	6,034	45,753	3,910	140,819
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted operating expenses	97,190	6,034	45,753	3,910	140,819
Add equity in earnings of unconsolidated entities	10,192	—	(1,345)	—	8,847
Add back equity method depreciation expense	13,673	—	(11,894)	—	1,779

Net operating income	95,696	2,081	25,742	1,534	120,891
Interest expense	29,288	1,174	22,122	1,033	51,269
(Gain) loss on early extinguishment of debt	(766)	(98)	47	190	(431)
Loss on disposition recorded on equity method	(3,573)	—	3,573	—	—
Provision for decline in real estate recorded on equity method	—	—	—	—	—
Income tax provision (benefit)	(1,741)	—	—	(281)	(2,022)
Minority interest in earnings before depreciation and amortization	1,005	1,005	—	—	—
Add: EBDT from discontinued operations	592	—	—	(592)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$72,075	$—	$—	$—	$72,075

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$72,075	$—	$—	$—	$72,075
Depreciation and amortization — Real Estate Groups	(36,177)	—	—	(731)	(36,908)
Deferred taxes — Real Estate Groups	(19,907)	—	—	(139)	(20,046)
Straight-line rent adjustment	526	—	—	—	526
Provision for decline in real estate, net of tax and minority interest	(982)	—	—	—	(982)
Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—
(Loss) gain on disposition of operating properties and other investments, net of tax	280	—	(2,160)	3,961	2,081
Loss on disposition reported on equity method, net of tax	(2,160)	—	2,160	—	—
Discontinued operations, net of tax and minority interest: (a)
Depreciation and amortization	(731)	—	—	731	—
Deferred taxes	(139)	—	—	139	—
Gain on disposition of operating properties	3,961	—	—	(3,961)	—

Net earnings	$16,746	$—	$—	$—	$16,746

Forest City Enterprises, Inc.
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) -Year Ended January 31, 2004 (in thousands) continued

	Land Group 2003
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$90,179	$5,135	$21,083	$—	$106,127
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted Revenues	90,179	5,135	21,083	—	106,127
Operating expenses, including depreciation and amortization for non-Real Estate Groups	58,647	2,984	13,674	—	69,337
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted operating expenses	58,647	2,984	13,674	—	69,337
Add equity in earnings of unconsolidated entities	10,330	—	(2,021)	—	8,309
Add back equity method depreciation expense	—	—	—	—	—

Net operating income	41,862	2,151	5,388	—	45,099
Interest expense	3,098	—	767	—	3,865
(Gain) loss on early extinguishment of debt	—	—	—	—	—
Loss on disposition recorded on equity method	—	—	—	—	—
Provision for decline in real estate recorded on equity method	(4,621)	—	4,621	—	—
Income tax provision (benefit)	12,633	—	—	—	12,633
Minority interest in earnings before depreciation and amortization	2,151	2,151	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$28,601	$—	$—	$—	$28,601

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$28,601	$—	$—	$—	$28,601
Depreciation and amortization - Real Estate Groups	(120)	—	—	—	(120)
Deferred taxes - Real Estate Groups	(14,093)	—	—	—	(14,093)
Straight-line rent adjustment	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	—	—	(2,793)	—	(2,793)
Provision for decline in real estate recorded on equity method, net of tax	(2,793)	—	2,793	—	—
(Loss) gain on disposition of operating properties and other investments, net of tax	—	—	—	—	—
Loss on disposition reported on equity method, net of tax	—	—	—	—	—
Discontinued operations, net of tax and minority interest: (a)
Depreciation and amortization	—	—	—	—	—
Deferred taxes	—	—	—	—	—
Gain on disposition of operating properties	—	—	—	—	—

Net earnings	$11,595	$—	$—	$—	$11,595

[Additional columns below]

[Continued from above table, first column(s) repeated]

Lumber Trading Group 2003
Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$123,249	$—	$—	$—	$123,249
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted Revenues	123,249	—	—	—	123,249
Operating expenses, including depreciation and amortization for non-Real Estate Groups	112,030	—	—	—	112,030
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted operating expenses	112,030	—	—	—	112,030
Add equity in earnings of unconsolidated entities	—	—	—	—	—
Add back equity method depreciation expense	—	—	—	—	—

Net operating income	11,219	—	—	—	11,219
Interest expense	3,302	—	—	—	3,302
(Gain) loss on early extinguishment of debt	—	—	—	—	—
Loss on disposition recorded on equity method	—	—	—	—	—
Provision for decline in real estate recorded on equity method	—	—	—	—	—
Income tax provision (benefit)	4,216	—	—	—	4,216
Minority interest in earnings before depreciation and amortization	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$3,701	$—	$—	$—	$3,701

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$3,701	$—	$—	$—	$3,701
Depreciation and amortization - Real Estate Groups	—	—	—	—	—
Deferred taxes - Real Estate Groups	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—
Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—
(Loss) gain on disposition of operating properties and other investments, net of tax	—	—	—	—	—
Loss on disposition reported on equity method, net of tax	—	—	—	—	—
Discontinued operations, net of tax and minority interest: (a)
Depreciation and amortization	—	—	—	—	—
Deferred taxes	—	—	—	—	—
Gain on disposition of operating properties	—	—	—	—	—

Net earnings	$3,701	$—	$—	$—	$3,701

Forest City Enterprises, Inc.
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) -Year Ended January 31, 2004 (in thousands) continued

	Corporate Activities 2003
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$543	$—	$—	$—	$543
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted revenues	543	—	—	—	543
Operating expenses, including depreciation and amortization for non-Real Estate Groups	26,529	—	—	—	26,529
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted operating expenses	26,529	—	—	—	26,529
Add equity in earnings of unconsolidated entities	14	—	—	—	14
Add back equity method depreciation expense	—	—	—	—	—

Net operating income	(25,972)	—	—	—	(25,972)
Interest expense	26,583	—	—	—	26,583
(Gain) loss on early extinguishment of debt	11,484	—	—	—	11,484
Loss on disposition recorded on equity method	—	—	—	—	—
Provision for decline in real estate recorded on equity method	—	—	—	—	—
Income tax provision (benefit)	(17,997)	—	—	—	(17,997)
Minority interest in earnings before depreciation and amortization	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(46,042)	$—	$—	$—	$(46,042)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(46,042)	$—	$—	$—	$(46,042)
Depreciation and amortization — Real Estate Groups	—	—	—	—	—
Deferred taxes — Real Estate Groups	24,552	—	—	—	24,552
Straight-line rent adjustment	—	—	—	—	—
Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—
Provision for decline in real estate recorded on equity method, net of tax	—	—	—	—	—
(Loss) gain on disposition of operating properties and other investments, net of tax	(384)	—	—	—	(384)
Loss on disposition reported on equity method, net of tax	—	—	—	—	—
Discontinued operations, net of tax and minority interest: (a)
Depreciation and amortization	—	—	—	—	—
Deferred taxes	—	—	—	—	—
Gain on disposition of operating properties	—	—	—	—	—

Net earnings	$(21,874)	$—	$—	$—	$(21,874)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total 2003
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$1,021,588	$149,883	$260,489	$5,444	$1,137,638
Exclude straight-line rent adjustment	(12,684)	—	—	—	(12,684)

Adjusted revenues	1,008,904	149,883	260,489	5,444	1,124,954
Operating expenses, including depreciation and amortization for non-Real Estate Groups	640,310	87,669	144,793	3,926	701,360
Exclude straight-line rent adjustment	(5,624)	—	—	—	(5,624)

Adjusted operating expenses	634,686	87,669	144,793	3,926	695,736
Add equity in earnings of unconsolidated entities	31,751	—	(15,428)	—	16,323
Add back equity method depreciation expense	35,375	—	(33,596)	—	1,779

Net operating income	441,344	62,214	66,672	1,518	447,320
Interest expense	198,122	33,231	58,431	1,033	224,355
(Gain) loss on early extinguishment of debt	10,718	(98)	47	190	11,053
Loss on disposition recorded on equity method	(3,573)	—	3,573	—	—
Provision for decline in real estate recorded on equity method	(4,621)	—	4,621	—	—
Income tax provision (benefit)	(18)	—	—	(462)	(480)
Minority interest in earnings before depreciation and amortization	29,081	29,081	—	—	—
Add: EBDT from discontinued operations	757	—	—	(757)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$212,392	$—	$—	$—	$212,392

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$212,392	$—	$—	$—	$212,392
Depreciation and amortization — Real Estate Groups	(139,787)	—	—	(731)	(140,518)
Deferred taxes — Real Estate Groups	(33,214)	—	—	(226)	(33,440)
Straight-line rent adjustment	7,060	—	—	—	7,060
Provision for decline in real estate, net of tax and minority interest	(1,665)	—	(2,793)	—	(4,458)
Provision for decline in real estate recorded on equity method, net of tax	(2,793)	—	2,793	—	—
(Loss) gain on disposition of operating properties and other investments, net of tax	(104)	—	(2,160)	3,897	1,633
Loss on disposition reported on equity method, net of tax	(2,160)	—	2,160	—	—
Discontinued operations, net of tax and minority interest: (a)	—	—	—	—	—
Depreciation and amortization	(731)	—	—	731	—
Deferred taxes	(226)	—	—	226	—
Gain on disposition of operating properties	3,897	—	—	(3,897)	—

Net earnings	$42,669	$—	$—	$—	$42,669

(a)	The Company adopted the provisions of Statement of Financial Accounting Standard (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” effective February 1, 2002. Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties which have been sold or held for sale are reported as discontinued operations.

Forest City Enterprises, Inc.
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) -Year Ended January 31, 2003 (in thousands)

	Commercial Group 2002
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$585,065	$123,884	$115,224	$6,177	$582,582
Exclude straight-line rent adjustment	(12,255)	—	—	81	(12,174)

Adjusted revenues	572,810	123,884	115,224	6,258	570,408
Operating expenses, including depreciation and amortization for non-Real Estate Groups	314,694	68,479	60,389	2,993	309,597
Exclude straight-line rent adjustment	(6,690)	—	—	—	(6,690)

Adjusted operating expenses	308,004	68,479	60,389	2,993	302,907
Add equity in earnings of unconsolidated entities	8,650	—	(8,704)	—	(54)
Add back equity method depreciation expense	15,656	—	(15,656)	—	—

Net operating income	289,112	55,405	30,475	3,265	267,447
Interest expense	123,087	32,753	30,475	723	121,532
Exclude early extinguishment of debt (a)	—	—	—	—	—

Adjusted interest expense	123,087	32,753	30,475	723	121,532
Income tax provision (benefit)	(1,113)	—	—	(8)	(1,121)
Exclude tax on early extinguishment of debt (a)	—	—	—	—	—

Adjusted income tax provision (benefit)	(1,113)	—	—	(8)	(1,121)
Minority interest in earnings before depreciation and amortization	22,652	22,652	—	—	—
Add: EBDT from discontinued operations	2,550	—	—	(2,550)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$147,036	$—	$—	$—	$147,036

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$147,036	$—	$—	$—	$147,036
Depreciation and amortization-Real Estate Groups	(89,554)	—	—	(1,415)	(90,969)
Deferred taxes-Real Estate Groups	(18,665)	—	—	(2,989)	(21,654)
Straight-line rent adjustment	5,565	—	—	(81)	5,484
Early extinguishment of debt, net of tax (a)	—	—	—	—	—
Provision for decline in real estate, net of tax	(4,391)	—	—	—	(4,391)
Gain on disposition of operating properties and other investments, net of tax	—	—	—	4,180	4,180
Discontinued operations, net of tax and minority interest:
Depreciation and amortization	(1,415)	—	—	1,415	—
Deferred taxes	(2,989)	—	—	2,989	—
Straight-line rent adjustment	(81)	—	—	81	—
Gain on disposition of operating properties and other investments	4,180	—	—	(4,180)	—

Net earnings	$39,686	$—	$—	$—	$39,686

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Residential Group 2002
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$127,295	$4,797	$76,655	$9,985	$209,138
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted revenues	127,295	4,797	76,655	9,985	209,138
Operating expenses, including depreciation and amortization for non-Real Estate Groups	73,634	3,685	41,152	7,024	118,125
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted operating expenses	73,634	3,685	41,152	7,024	118,125
Add equity in earnings of unconsolidated entities	18,326	—	(3,680)	—	14,646
Add back equity method depreciation expense	10,328	—	(9,837)	—	491

Net operating income	82,315	1,112	21,986	2,961	106,150
Interest expense	23,621	697	21,986	1,783	46,693
Exclude early extinguishment of debt (a)	(1,653)	—	—	—	(1,653)

Adjusted interest expense	21,968	697	21,986	1,783	45,040
Income tax provision (benefit)	9,105	—	—	(1,039)	8,066
Exclude tax on early extinguishment of debt (a)	654	—	—	—	654

Adjusted income tax provision (benefit)	9,759	—	—	(1,039)	8,720
Minority interest in earnings before depreciation and amortization	415	415	—	—	—
Add: EBDT from discontinued operations	2,217	—	—	(2,217)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,390	$—	$—	$—	$52,390

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$52,390	$—	$—	$—	$52,390
Depreciation and amortization-Real Estate Groups	(27,161)	—	—	(1,996)	(29,157)
Deferred taxes-Real Estate Groups	(10,586)	—	—	1,992	(8,594)
Straight-line rent adjustment	—	—	—	—	—
Early extinguishment of debt, net of tax (a)	(999)	—	—	—	(999)
Provision for decline in real estate, net of tax	(579)	—	—	—	(579)
Gain on disposition of operating properties and other investments, net oftax	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization	(1,996)	—	—	1,996	—
Deferred taxes	1,992	—	—	(1,992)	—
Straight-line rent adjustment	—	—	—	—	—
Gain on disposition of operating properties and other investments	—	—	—	—	—

Net earnings	$13,061	$—	$—	$—	$13,061

(a)	Early extinguishment of debt, which was formerly reported as an extraordinary item, is now reported as interest expense. However, early extinguishment of debt will be excluded from EBDT through the year ended January 31, 2003. Beginning February 1, 2003, early extinguishment of debt will be included in EBDT.

Forest City Enterprises, Inc.
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) -Year Ended January 31, 2003 (in thousands)

	Land Group 2002
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$71,175	$4,628	$30,240	$—	$96,787
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted Revenues	71,175	4,628	30,240	—	96,787
Operating expenses, including depreciation and amortization for non-Real Estate Groups	43,093	2,724	21,627	—	61,996
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted operating expenses	43,093	2,724	21,627	—	61,996
Add equity in earnings of unconsolidated entities	11,678	—	(6,260)	—	5,418
Add back equity method depreciation expense	—	—	—	—	—

Net operating income	39,760	1,904	2,353	—	40,209
Interest expense	785	—	2,353	—	3,138
Exclude early extinguishment of debt (a)	—	—	—	—	—

Adjusted interest expense	785	—	2,353	—	3,138
Income tax provision (benefit)	15,008	—	—	—	15,008
Exclude tax on early extinguishment of debt (a)	—	—	—	—	—

Adjusted income tax provision (benefit)	15,008	—	—	—	15,008
Minority interest in earnings before depreciation and amortization	1,904	1,904	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$22,063	$—	$—	$—	$22,063

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$22,063	$—	$—	$—	$22,063
Depreciation and amortization — Real Estate Groups	(83)	—	—	—	(83)
Deferred taxes — Real Estate Groups	3,040	—	—	—	3,040
Straight-line rent adjustment	—	—	—	—	—
Early extinguishment of debt, net of tax (a)	—	—	—	—	—
Provision for decline in real estate, net of tax	—	—	—	—	—
Gain on disposition of operating properties and other investments, net of	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization	—	—	—	—	—
Deferred taxes	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—
Gain on disposition of operating properties and other investments	—	—	—	—	—

Net earnings	$25,020	$—	$—	$—	$25,020

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Lumber Trading Group 2002
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$97,060	$—	$—	$—	$97,060
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted Revenues	97,060	—	—	—	97,060
Operating expenses, including depreciation and amortization for non-Real Estate Groups	93,274	—	—	—	93,274
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted operating expenses	93,274	—	—	—	93,274
Add equity in earnings of unconsolidated entities	—	—	—	—	—
Add back equity method depreciation expense	—	—	—	—	—

Net operating income	3,786	—	—	—	3,786
Interest expense	2,655	—	—	—	2,655
Exclude early extinguishment of debt (a)	—	—	—	—	—

Adjusted interest expense	2,655	—	—	—	2,655
Income tax provision (benefit)	957	—	—	—	957
Exclude tax on early extinguishment of debt (a)	—	—	—	—	—

Adjusted income tax provision (benefit)	957	—	—	—	957
Minority interest in earnings before depreciation and amortization	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$174	$—	$—	$—	$174

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$174	$—	$—	$—	$174
Depreciation and amortization — Real Estate Groups	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—
Early extinguishment of debt, net of tax (a)	—	—	—	—	—
Provision for decline in real estate, net of tax	—	—	—	—	—
Gain on disposition of operating properties and other investments, net of	—	—	—	—	—
Discontinued operations, net of tax and minority interest:
Depreciation and amortization	—	—	—	—	—
Deferred taxes	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—
Gain on disposition of operating properties and other investments	—	—	—	—	—

Net earnings	$174	$—	$—	$—	$174

(a)	Early extinguishment of debt, which was formerly reported as an extraordinary item, is now reported as interest expense. However, early extinguishment of debt will be excluded from EBDT through the year ended January 31, 2003. Beginning February 1, 2003, early extinguishment of debt will be included in EBDT.

Forest City Enterprises, Inc.
Supplemental Financial Information

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) -Year Ended January 31, 2003 (in thousands)

	Corporate Activities 2002
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$1,142	$—	$—	$—	$1,142
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted revenues	1,142	—	—	—	1,142
Operating expenses, including depreciation and amortization for non-Real Estate Groups	19,532	—	—	—	19,532
Exclude straight-line rent adjustment	—	—	—	—	—

Adjusted operating expenses	19,532	—	—	—	19,532
Add equity in earnings of unconsolidated entities	30	—	—	—	30
Add back equity method depreciation expense	—	—	—	—	—

Net operating income	(18,360)	—	—	—	(18,360)
Interest expense	25,732	—	—	—	25,732
Exclude early extinguishment of debt (a)	—	—	—	—	—

Adjusted interest expense	25,732	—	—	—	25,732
Income tax provision (benefit)	(16,828)	—	—	—	(16,828)
Exclude tax on early extinguishment of debt (a)	—	—	—	—	—

Adjusted income tax provision (benefit)	(16,828)	—	—	—	(16,828)
Minority interest in earnings before depreciation and amortization	—	—	—	—	—
Add: EBDT from discontinued operations	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(27,264)	$—	$—	$—	$(27,264)

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$(27,264)	$—	$—	$—	$(27,264)
Depreciation and amortization — Real Estate Groups	—	—	—	—	—
Deferred taxes — Real Estate Groups	(1,668)	—	—	—	(1,668)
Straight-line rent adjustment	—	—	—	—	—
Early extinguishment of debt, net of tax (a)	—	—	—	—	—
Provision for decline in real estate, net of tax	—	—	—	—	—
Gain on disposition of operating properties and other investments, net of	(178)	—	—	—	(178)
Discontinued operations, net of tax and minority interest:
Depreciation and amortization	—	—	—	—	—
Deferred taxes	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—
Gain on disposition of operating properties and other investments	—	—	—	—	—

Net earnings	$(29,110)	$—	$—	$—	$(29,110)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total 2002
			Plus
		Less	Unconsolidated	Plus
	Full	Minority	Investments at	Discontinued	Pro-Rata
	Consolidation	Interest	Pro-Rata	Operations	Consolidation
Revenues	$881,737	$133,309	$222,119	$16,162	$986,709
Exclude straight-line rent adjustment	(12,255)	—	—	81	(12,174)

Adjusted revenues	869,482	133,309	222,119	16,243	974,535
Operating expenses, including depreciation and amortization for non-Real Estate Groups	544,227	74,888	123,168	10,017	602,524
Exclude straight-line rent adjustment	(6,690)	—	—	—	(6,690)

Adjusted operating expenses	537,537	74,888	123,168	10,017	595,834
Add equity in earnings of unconsolidated entities	38,684	—	(18,644)	—	20,040
Add back equity method depreciation expense	25,984	—	(25,493)	—	491

Net operating income	396,613	58,421	54,814	6,226	399,232
Interest expense	175,880	33,450	54,814	2,506	199,750
Exclude early extinguishment of debt (a)	(1,653)	—	—	—	(1,653)

Adjusted interest expense	174,227	33,450	54,814	2,506	198,097
Income tax provision (benefit)	7,129	—	—	(1,047)	6,082
Exclude tax on early extinguishment of debt (a)	654	—	—	—	654

Adjusted income tax provision (benefit)	7,783	—	—	(1,047)	6,736
Minority interest in earnings before depreciation and amortization	24,971	24,971	—	—	—
Add: EBDT from discontinued operations	4,767	—	—	(4,767)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$194,399	$—	$—	$—	$194,399

Reconciliation to net earnings:
Earnings before depreciation, amortization and deferred taxes (EBDT)	$194,399	$—	$—	$—	$194,399
Depreciation and amortization — Real Estate Groups	(116,798)	—	—	(3,411)	(120,209)
Deferred taxes — Real Estate Groups	(27,879)	—	—	(997)	(28,876)
Straight-line rent adjustment	5,565	—	—	(81)	5,484
Early extinguishment of debt, net of tax (a)	(999)	—	—	—	(999)
Provision for decline in real estate, net of tax	(4,970)	—	—	—	(4,970)
Gain on disposition of operating properties and other investments, net of	(178)	—	—	4,180	4,002
Discontinued operations, net of tax and minority interest:
Depreciation and amortization	(3,411)	—	—	3,411	—
Deferred taxes	(997)	—	—	997	—
Straight-line rent adjustment	(81)	—	—	81	—
Gain on disposition of operating properties and other investments	4,180	—	—	(4,180)	—

Net earnings	$48,831	$—	$—	$—	$48,831

(a)	Early extinguishment of debt, which was formerly reported as an extraordinary item, is now reported as interest expense. However, early extinguishment of debt will be excluded from EBDT through the year ended January 31, 2003. Beginning February 1, 2003, early extinguishment of debt will be included in EBDT.